                                                                     EXHIBIT 1.1

                    2,000,000 Units, each Unit Consisting of
                        One (1) Share of Common Stock and
              One Redeemable Class A Common Stock Purchase Warrant

                                       of

                    BIODELIVERY SCIENCES INTERNATIONAL, INC.

                                     FORM OF

                             UNDERWRITING AGREEMENT


                                                   New York, New York
                                                   ____________, 2002

Roan/Meyers Associates, L.P.,
as Representative of the
several Underwriters named in
Schedule I
c/o 17 State Street
New York, New York  10004

Ladies and Gentlemen:

        BioDelivery Sciences International, Inc., a Delaware corporation (the "Company"), proposes to issue and sell 2,000,000 units (the "Units"), each Unit comprised of: one (1) share ("Share") of the Company's common stock, par value $.01 per share (the "Common Stock") and one (1) Redeemable Class A Common Stock Purchase Warrant (the "Class A Warrants") in a public offering ("Offering") under Section 5 of the Securities Act of 1933, as amended. The aforesaid 2,000,000 Units, Shares and Class A Warrants (together, referred to as the "Firm Securities") and together with all or any part of the up to 300,000 additional Units subject to the overallotment option described in Section 2(b) hereof (the "Overallotment Securities") are hereinafter collectively referred to as the "Securities." This agreement confirms the agreement by the underwriters named in
Schedule I ("Underwriters") to purchase the Firm Securities from the Company upon the terms and conditions contained herein. Roan/Meyers Associates, L.P. shall act as representative (the "Representative") of the several underwriters.

        The Company also proposes to issue and sell to the Underwriters, an option (the "Underwriters' Unit Purchase Option") pursuant to the Underwriters' Purchase Option Agreement (the "Underwriters' Unit Purchase Option Agreement") for the purchase of an aggregate of 10% of the number of Units being sold (the "Underwriters' Option Units"), as provided in Section 3(d) hereof. The Securities, the Underwriters' Purchase Option Agreement and Underwriters' Option Units are more fully described in the Registration Statement (as defined in Subsection 1(a) hereof) and the Prospectus (as defined in Subsection 1(a) hereof) referred to below. Unless the context otherwise requires, all references to the "Company" shall include all presently existing subsidiaries and any entities acquired by the Company on or prior to the Closing Date (defined in Subsection 2(c) hereof). All representations, warranties and opinions of counsel required hereunder shall cover any such subsidiaries and acquired entities.

        1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriters as of the date hereof, and as of the Closing Date and any Overallotment Closing Date (as defined in Subsection 2(c) hereof), if any, as follows:

                (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (SEC File No. 333-72872) including any related preliminary prospectus (each a "Preliminary Prospectus"), for the registration of the offer and sale of Securities under the Securities Act of 1933, as amended (the "Act"), which registration statement and any amendment or amendments have been prepared by the Company in conformity with the requirements of the Act and the rules and regulations of the Commission under the Act. The Registration Statement with respect to the Securities, including any Preliminary Prospectus, copies of which have heretofore been delivered to the Representatives, has been carefully prepared by the Company in conformity with the requirements of the Securities Act and the rules and regulations thereunder. Following execution of this Agreement, the Company will promptly file (i) if the Registration Statement has been declared effective by the Commission, (A) a Term Sheet (as defined in the Rules and Regulations (as hereinafter defined)) pursuant to Rule 434 under the Act or (B) a Prospectus under Rules 430A and/or 424(b) under the Act, in either case in form satisfactory to the Underwriters or (ii) in the event the registration statement has not been declared effective, a further amendment to said registration statement in the form heretofore delivered to the Underwriter and will not, before the registration statement becomes effective, file any other amendment thereto unless the Underwriter shall have consented thereto after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations)(as hereinafter defined), is hereinafter called the "Registration Statement" and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

                (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or Prospectus or any part thereof and no proceedings for a stop order have been instituted or are pending or, to the best knowledge of the Company, threatened. Each of the Preliminary Prospectus, the Registration Statement and the Prospectus at the time of filing thereof conformed in all material respects with the requirements of the Act and the Rules and Regulations, and neither the Preliminary Prospectus, the Registration Statement nor the Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus.

                (c) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date and each Overallotment Closing Date (as hereinafter defined) and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriter or a dealer, the Registration Statement and the Prospectus will contain all material statements which are required to be stated therein in compliance with the Act and the Rules and Regulations, and will in all material respects conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement, nor any amendment thereto, at the time the Registration Statement or such amendment is declared effective under the Act, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and the Prospectus at the time the Registration Statement becomes effective, at the Closing Date and at any Overallotment Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information supplied to the Company in writing by or on behalf of the Underwriters expressly for use in the Registration Statement or Prospectus or any amendment thereof or supplement thereto.

                (d) The Company has been duly incorporated and is now, and at the Closing Date and any Overallotment Closing Date will be, validly existing as a corporation in good standing under the laws of the State of Delaware. Other than as described in the Registration Statement, the Company does not own, directly or indirectly, an interest in any corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of its properties or the character of its operations require such qualification to do business, except where the failure to so qualify would not have a material adverse effect on the Company. The Company has all requisite corporate power and authority, and has obtained any and all necessary applications, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, local and foreign laws, rules and regulations except where the failure to comply would not have a material adverse effect upon the Company; and the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision ruling

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or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operation of the Company. The disclosures, if any, in the Registration Statement concerning the effects of federal, state, local, and foreign laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

                (e) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization" and will have the adjusted capitalization set forth therein on the Closing Date and the Overallotment Closing Date, if any, based upon the assumptions set forth therein. The Company is not a party to or bound by any instrument, agreement or other arrangement providing for the Company to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Underwriters' Unit Purchase Option and as otherwise described in the Prospectus under the Section, "Description of Capital Stock." The Securities, the Underwriters' Unit Purchase Option and the Underwriters' Option Units and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company, or similar contractual rights granted by the Company to subscribe for or purchase securities. The Securities, the Underwriters' Unit Purchase Option and the Underwriters' Option Units to be issued and sold by the Company hereunder, and upon payment therefor, are not and will not be subject to any preemptive or other similar rights of any stockholder to subscribe for or purchase securities, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof and thereof, will be validly issued, fully paid and non-assessable and will conform to the descriptions thereof contained in the Prospectus, and the holders thereof will not be subject to any liability solely as such holders. All corporate action required to be taken for the authorization, issuance and sale of the Securities, the Underwriters' Unit Purchase Option and the Underwriters' Option Units has been duly and validly taken; and the certificates, if any, representing the Securities and the Underwriters' Option Units will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Securities to be sold to the Underwriter by the Company hereunder, the Underwriter will acquire good and marketable title to such Securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

                (f) The financial statements of the Company, together with the related notes and schedules thereto, included in the Registration Statement, the Preliminary Prospectus and the Prospectus fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and

Regulations, consistently applied throughout the periods involved. Other than as described in the Prospectus, there has been no material adverse change or development involving a prospective change in the condition, financial or otherwise, or in the earnings, business affairs, position, prospects, value, operation, properties, business, or results of operation of the Company, whether or not arising in the ordinary course of business, since the dates of the financial statements included in the Registration Statement and the Prospectus and the outstanding debt, the property, both tangible and intangible, and the business of the Company, conform in all material respects to the descriptions thereof contained in the Registration Statement and in the Prospectus.

                (g) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (h) Grant Thornton LLP, and Stark Tinter & Associates LLC. whose reports are filed with the Commission as a part of the Registration Statement, are each independent certified public accountant as required by the Act and the Rules and Regulations.

                (i) The Company (i) has paid all federal, state, local, and foreign taxes for which it is liable, including, but not limited to, payroll withholding taxes and taxes payable under Chapters 21 through 24 of the Internal Revenue Code of 1986 (the "Code"), (ii) has furnished all tax and information returns it is required to furnish pursuant to the Code, and has established adequate reserves for such taxes which are not due and payable, and (iii) does not have knowledge of any tax deficiency or claims outstanding, proposed or assessed against it.

                (j) The Company maintains insurance, which is in full force and effect, of the types and in the amounts which it reasonably believes to be adequate for its business ( but in no event less than $1,000,000 per occurrence and $3,000,000 in the aggregate), including, but not limited to, personal injury and product liability insurance covering all personal and real property owned or leased by the Company against fire, theft, damage and all risks customarily issued against.

                (k) There is no action, suit, proceeding, inquiry, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or, to the knowledge of the Company, threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company which: (i) questions the validity of the capital stock of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement; (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects); or (iii) might materially affect the condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of the Company.

                (l) The Company has full legal right, power and authority to enter into this Agreement, the Underwriters' Purchase Option Agreement, the Warrant Agreement, and the Consulting Agreement (as described in Section 4(w) hereof) and to consummate the transactions provided for in such agreements; and this Agreement, the Underwriters' Purchase Option Agreement and the Consulting Agreement have each been duly authorized, executed and delivered by the Company. Each of this Agreement, the Underwriters' Purchase Option Agreement and the Consulting Agreement, constitutes a legally valid and binding agreement of the Company, subject to due authorization, execution and delivery by the Underwriter, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law). Neither the Company's execution or delivery of this Agreement, the Warrant Agreement, the Underwriters' Purchase Option Agreement, or the Consulting Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, nor the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any material lien, charge, claim, encumbrance, pledge, security interest defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of: (i) the Certificate of Incorporation or By-Laws of the Company; (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of its properties or assets (tangible or intangible) is or may be subject; or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties.

                (m) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Securities pursuant to the Prospectus and the Registration Statement, the performance of this Agreement and the transactions contemplated hereby, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with (i) the Underwriters' purchase and distribution of the Firm Securities and Overallotment Securities to be sold by the Company hereunder; or (ii) the issuance and delivery of the Underwriters' Unit Purchase Option or the Underwriters' Option Units.

                (n) All executed agreements or copies of executed agreements (whether electronically scanned or otherwise) filed as exhibits to the Registration Statement to which the Company is a party or by which the Company may be bound or to which any of its assets, properties or businesses may be subject have been duly and validly authorized, executed and delivered by the Company, and constitute legally valid and binding agreements of the Company, enforceable against it in accordance with their respective terms, except to the extent there is no material adverse effect upon the Company. The descriptions contained in the Registration Statement of material contracts and other documents are accurate in all material respects and fairly present the information required to be shown with respect thereto by the Rules and Regulations and there are no material contracts, government grants, collaborative relationships, or other documents which are required by the Act or the Rules and Regulations to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

                (o) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money in any material amount;
(ii) entered into any transaction other than in the ordinary course of business;
(iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock; or (iv) made any changes in capital stock, material changes in debt (long or short term) or liabilities other than in the ordinary course of business; or (v) made any material changes in or affecting the general affairs, management, financial operations, stockholders equity or results of operations of the Company.

                (p) No default exists in the due performance and observance of any material term, covenant or condition of any license, contract, indenture, mortgage, installment sales agreement, lease, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which any of the Company may be bound or to which any of its property or assets (tangible or intangible) of the Company is subject or affected except where such default does not, and will not, have a material adverse effect upon the Company.

                (q) The Company has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance in all material respects with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours.

                (r) Since January 1, 1993, the Company has not incurred any fines or penalties arising under or as a result of the application of the provisions of the Act or the Exchange Act.

                (s) Except as disclosed in the Prospectus, the Company does not presently maintain, sponsor or contribute to, and never has maintained, sponsored or contributed to, any

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program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan " or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37) respectively of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). Except as disclosed in the Prospectus, the Company does not maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA.

                (t) The Company is not aware of any violation in any material respect of any domestic or foreign laws, ordinances or governmental rules or regulations to which it is subject.

                (u) Except for registration rights for securities which are disclosed in all material respects in the Prospectus under the section entitled "Description of Capital Stock", and all of which have been waived by the holders thereof, no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company exercisable for or convertible or exchangeable for securities of the Company have the right to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act.

                (v) Neither the Company, nor, to the Company's best knowledge after due inquiry, any of its employees, directors, stockholders or affiliates (within the meaning of the Rules and Regulations) has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

                (w) To its knowledge after reasonable investigation, none of the patents, patent applications, trademarks, service marks, trade names and copyrights, or licenses and rights to the foregoing presently owned or held by the Company are in dispute or are in any conflict with the right of any other person or entity within the Company's current area of operations nor has the Company received notice of any of the foregoing. Except as described in the Prospectus, the Company: (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all patents, trademarks, service marks, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing; and (ii) except as set forth in the Prospectus, is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

                (x) To its knowledge after reasonable investigation, the Company owns and has the unrestricted right to use all material trade secrets, trade-marks, trade names, know-how

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(including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), patents, patent applications, inventions, designs, processes, works of authorship, computer programs and technical data and information (collectively herein "Intellectual Property") required for or incident to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company, free and clear of and without violating any right, lien, or claim of others, including without limitation, former employers of its employees; provided, however, that the possibility exists that other persons or entities, completely independently of the Company, or employees or agents, could have developed trade secrets or items of technical information similar or identical to those of the Company.

                (y) The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all the Intellectual Property material to its operations.

                (z) Except as disclosed in the Prospectus, the Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property owned or leased by it free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, or other restrictions or equities of any kind whatsoever, other than liens for taxes or assessments not yet due and payable.

                (aa) On or before the effective date of the Registration Statement, the Company shall cause to be duly executed legally binding and enforceable agreements pursuant to which (i) each of the Company's stockholders holding in excess of 5% shares of the Company's Common Stock (including persons holding securities convertible into Common Stock under Section 13(d) of the Exchange Act), has agreed not to, directly or indirectly, offer to sell, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber any of their shares of Common Stock or other securities (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein for a period commencing on the Effective Date and ending on the last day of the 180th day after the closing date of the Offering without the prior written consent of the Underwriter, and
(ii) The holders of options to purchase shares of the Company's Common Stock have agreed not to, directly or indirectly, offer to sell, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber any of their shares of Common Stock underlying such options (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein for a period commencing on the Effective Date and ending on the last day of the 180th day after the closing date of the Offering without the prior written consent of the Underwriter. The Company will cause the Transfer Agent, as defined below, to mark an appropriate legend on the face of stock certificates representing all of such shares of Common Stock.

                (bb) The Company has not incurred any liability and there are no arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Securities or any other arrangements, agreements, understandings, payments or issuances with respect to the Company or any of its officers, directors, employees or affiliates that may adversely affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").

                (cc) The Firm Securities have been approved for quotation on the Nasdaq SmallCap Stock Market, Inc. subject to official notice of issuance.

                (dd) Neither the Company nor any of its respective officers, employees, agents or any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which: (a) might subject the Company, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign); (b) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company; and (c) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

                (ee) Except as set forth in the Prospectus, no officer, director or stockholder of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any such person or entity or the Company, has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, except with respect to the beneficial ownership of not more than 1% of the outstanding shares of capital stock of any publicly-held entity; or (ii) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions", there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director, or principal stockholder of the Company, or any affiliate or associate of any such person or entity.

                (ff) Any certificate signed by any officer of the Company and delivered to the Underwriter or to the Underwriters' counsel shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

                (gg) The Company has entered into an employment agreement with Raphael Mannino as described in the Prospectus. The Company has obtained key person life insurance with an insurer rated at least AA or better in the most recent addition of "Best's Life Reports" in the amount of $2,000,000 on the life of Raphael Mannino. Such insurance shall be maintained in full force and effect for a period of three years. The Company shall be the sole beneficiary of such policy.

                (hh) No securities of the Company have been sold by the Company in the last three fiscal years, except as disclosed in Part II of the Registration Statement.

                (ii) The minute books of the Company have been made available to Underwriters' Counsel and contain a complete summary of all meetings and actions of the Board of Directors and Stockholders of the Company since its date of formation. The stock ledgers of the Company are correct and accurate and reflect the record ownership of all owners of the Company's capital stock. All persons who are owners of 5% or more of the Common Stock of the Company as set forth in the section of the Prospectus entitled "Principal Stockholders" are properly included therein and all transactions between "promoters" of the Company and the Company have been properly described in accordance with SEC Rules and Regulations.

                (jj) Except as disclosed in writing to the Underwriters, no officer, or director or stockholder of the Company has any affiliation or association with any member of the NASD.

                (kk) Effective January 7, 2002, BioDelivery Sciences International, Inc., and Bio Delivery Sciences, Inc., a Delaware corporation ("BDS") completed a merger (the "Merger"), the effect of which was that BDS was merged with and into BioDelivery Sciences International, Inc., and BDS no longer has any separate corporate existence. The Merger was duly authorized under the laws of the states of Indiana and Delaware, respectfully, and approved by all necessary corporate action on the part of each of BDS and BioDelivery Sciences International, Inc., including without limitation, all necessary shareholder consents. No shareholders of BDS have exercised appraisal rights under the laws of the state of Delaware. Additionally, on or prior to the date hereof, the Company completed a reincorporation under the laws of the state of Delaware in compliance with the laws of the states of Indiana and Delaware.

        2. Purchase, Sale and Delivery of the Securities and Agreement to Issue Underwriters' Purchase Option

                (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to Underwriters and each Underwriter agrees, severally and not jointly, to purchase from the Company the respective number of Firm Securities set forth in Schedule A hereto opposite its name, subject to Section (b) hereof at the price per Unit set forth below in
Section 2(c).

                (b) In addition, on the basis of the representations, warranties, covenants and agreements, herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters to purchase severally and not jointly, up to an additional 300,000 Units. The option granted hereby will expire 45 days after the date of the Prospectus, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Securities upon notice by the Underwriters through the Representative to the Company, setting forth the number of Overallotment Securities as to which the Underwriter is then exercising the option and the time and date of payment and delivery for such Overallotment Securities. Any such time and date of delivery shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as defined in paragraph (c) below, unless otherwise agreed to between the Representative and the Company. In the event such option is exercised, the Underwriters shall purchase such number of Overallotment Securities then being purchased which shall have been allocated to the Underwriters, and which such shall have agreed to purchase, subject in each case to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional Securities. Nothing herein contained shall obligate the Underwriters to make any over-allotments. No Overallotment Securities shall be delivered unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

                (c) Payment of the purchase price for, and delivery of certificates for, the Firm Securities shall be made at the offices of the Representative, Roan-Meyers Associates, L.P., 17 State Street, 17th Floor, New York, New York 10004, or at such other place as shall be designated by the Representative for the respective accounts of the several Underwriters. Such delivery and payment shall be made at 10:00 a.m. New York City time on ________, 2002 or at such other time and date as shall be designated by the Representative, but not more than three (3) business days after the Effective Date of the Registration Statement (such time and date of payment and delivery being hereafter called "Closing Date"). In addition, in the event that any or all of the Overallotment Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for such Overallotment Securities shall be made at the above-mentioned office or at such other place and at such time (such time and date of payment and delivery being hereinafter called "Overallotment Closing Date") as shall be agreed upon by the Underwriters and the Company on each Overallotment Closing Date as specified in the notice from the Underwriters to the Company. Delivery of the certificates for the Firm Securities and the Overallotment Securities, if any, shall be made to the Underwriters against payment by the Underwriters of the purchase price for the Firm Securities and the Overallotment Securities, if any, to the order of the Company as the case may be by certified check in New York Clearing House funds, certificates for the Firm Securities and the Overallotment Securities, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least two (2) business days prior to Closing Date or the relevant Overallotment Closing Date, as the case may be. The certificates for the Firm Securities and the Overallotment Securities, if any, shall be made available to the Underwriters at the above-mentioned office or such other place as the Underwriter may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to Closing Date or the relevant Overallotment Closing Date, as the case may be.

                The purchase price of the Securities to be paid by the Underwriters to the Company for the Securities purchased under clauses (a) and
(b) above will be [____] per Unit (which price is net of the Underwriters' discount and commissions). The Company shall not be obligated to sell any Securities hereunder unless all Firm Securities to be sold by the Company are purchased hereunder. The Company agrees to issue and sell the Securities to the Underwriter in accordance herewith.

                (d) On the Closing Date, the Company shall issue and sell to the Underwriters, the Underwriters' Purchase Option at a purchase price of $[200.00] which Underwriters' Purchase Option shall entitle the holders thereof to purchase an aggregate of 200,000 Units. The Underwriters' Purchase Option shall not be exercisable for one year after the Effective Date and will expire five years after such date at an initial exercise price equal to one hundred and fifty percent (150%) of the initial public offering price of the Units. The Underwriters' Purchase Option Agreement and form of Units Purchase Option Certificate shall be substantially in the form filed as an Exhibit to the Registration Statement. The Securities to be received by the Underwriters upon exercise of the Underwriters' Units Purchase Option shall be substantially the same as delivered to the public in the Offering. Payment for the Underwriters' Units Purchase Option shall be made on the Closing Date. The Company has reserved and shall continue to reserve a sufficient number of Units, Shares and Warrants for issuance upon exercise of the Underwriters' Purchase Option.

        3. Public Offering of the Securities. As soon after the Registration Statement becomes effective and as the Underwriters deems advisable, but in no event more than three (3) business days after such Effective Date, the Underwriters shall make a public offering of the Securities (other than to residents of or in any jurisdiction in which qualification of the Securities is required and has not become effective) at the price and upon the other terms set forth in the Prospectus and otherwise in compliance with the Rules and Regulations. The Underwriters may allow such concessions and discounts upon sales to other dealers as set forth in the Prospectus. The Underwriters may from time to time increase or decrease the public offering price after distribution of the Securities has been completed to such extent as the Underwriters, in their sole discretion, deem advisable.

        4. Covenants of the Company. The Company covenants and agrees with the Underwriters as follows:

                (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Exchange Act: (i) before termination of the Offering of the Securities by the Underwriters which the Underwriters shall not previously have been advised and furnished with a copy; or (ii) to which the Underwriters shall have objected; or (iii) which is not in compliance with the Act, the Exchange Act or the Rules and Regulations.

                (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Underwriters and confirm by notice in writing: (i) when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the

Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution or proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission or regulatory authority shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

                (c) The Company shall file the Prospectus (in form and substance satisfactory to the Representative) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Underwriters pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement and (ii) the fifth business day after the effective date of the Registration Statement.

                (d) The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the Offering of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Underwriters or Goldstein & DiGioia, LLP ("Underwriters' Counsel"), shall reasonably object.

                (e) The Company shall cooperate in good faith with the Underwriters, and Underwriters' Counsel, at or prior to the time the Registration Statement becomes effective, in endeavoring to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may reasonably designate, and shall cooperate with the Underwriters and Underwriters' Counsel in the making of such applications, and filing such documents and shall furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Underwriters agree that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

                (f) During the time when the Prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when the Prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Underwriters promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be reasonably satisfactory to Underwriters' Counsel, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

                (g) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period commencing on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Reprewentative, an earnings statement which will be in such form and detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

                (h) During a period of five (5) years after the date hereof and provided that the Company is required to file reports with the Commission under Section 12 of the Exchange Act, the Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants), and will deliver to the
Representative:

                        (i) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

                        (ii) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the Nasdaq Stock Market or any securities exchange;

                        (iii) every press release and every material news item or article of interest to the financial community in respect of the Company and any future subsidiaries or their affairs which was released or prepared by the Company;

                        (iv) any additional information of a public nature concerning the Company and any future subsidiaries or their respective businesses which the Underwriters may reasonably request;

                        (v) a copy of any Schedule 13D, 13G, 14D-1, 13E-3 or 13E-4 received or filed by the Company from time to time.

                During such five-year period, if the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

                (i) For as long as the Company is required to file reports with the Commission under Section 12 of the Exchange Act, the Company will maintain a Transfer Agent and Warrant Agent, which may be the same entity, and, if necessary under the same jurisdiction of incorporation as the Company, as well as a Registrar (which may be the same entity as the Transfer and Warrant Agent) for its Common Stock.

                (j) The Company will furnish to the Underwriters or pursuant to the Underwriters' direction, without charge, at such place as the Underwriters may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (one of which copies will be manually executed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may reasonably request.

                (k) Neither the Company, nor its officers or directors, nor affiliates of any of them (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

                (l) The Company shall apply the net proceeds from the sale of the Securities in the manner, and subject to the provisions, set forth under the caption "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used directly or indirectly to acquire any securities previously issued by the Company.

                (m) The Company shall timely file all such reports, forms or other documents as may be required from time to time, under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

                (n) The Company shall furnish to the Underwriters as early as practicable prior to each of the date hereof, the Closing Date and each Overallotment Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited consolidated interim financial statements of the Company (which in no event shall be as of a date more than forty-five (45) days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants, as stated in their letters to be furnished pursuant to Section 6(k) hereof.

                (o) For a period of two (2) years from the Closing Date, the Company shall furnish to the Representative at the Company's sole expense, (i) daily consolidated transfer sheets relating to the Securities upon the Representative's request; (ii) a list of holders of Securities upon the Representatives' request; (iii) a list of, if any, the securities positions of participants in the Depository Trust Company upon the Representative's request.

                (p) Until a date which is two (2) years from the Closing Date, the Representative shall be entitled to appoint an individual who shall be permitted to attend all meetings of the Board and to receive all notices and other correspondence and communications sent by the Company to members of the Board, and copies of all minutes thereof. The Company shall reimburse the Underwriters' designee for his or her out-of-pocket expenses reasonably incurred and authorized in advance by the Company in connection with his or her attendance of the Board meetings. The Representative understands and agrees that the individual so appointed may receive material non-public information in connection with his duties, and, therefore, including the Company's policies, will comply with all rules and regulations regarding the use of such information.

                (q) For a period equal to the lesser of (i) five (5) years from the date hereof, or (ii) the sale to the public of the Underwriters' Option Units, the Company will not take any action or actions that may prevent or disqualify the Company's use of Form S-1 or, if applicable, Form S-3 (or other appropriate form) for the registration under the Act of the Underwriters' Option Units and underlying warrants and shares of Common Stock.

                (r) For a period of five (5) years from the date hereof, use its best efforts at its cost and expense to maintain the listing of the Securities on the Nasdaq SmallCap Stock Market.

                (s) Following the Effective Date of the Registration Statement and for a period of two (2) years thereafter, the Company shall, at its sole cost and expense, prepare and file such blue sky trading applications with such jurisdictions as the Representative may reasonably request after consultation with the Company in order to provide for the resale of the Securities and the Underwriters' Unit Option and underlying Securities, and on the Underwriters' request, furnish the Underwriters with an opinion of counsel with respect to the secondary sale of the Securities under the blue sky laws of the various states prepared by securities counsel to the Company.

                (t) The Company shall not amend or alter any term of any written employment agreement between the Company and any executive officer, or alter or amend the amount of compensation payable to such employee during the term of such written employment agreement, in a manner more favorable to such employee, without the express written consent of the Underwriters.

                (u) Until the completion of the distribution of the Securities and the termination of the Overallotment Option period, the Company shall not without the prior written consent of the Representative, which consent shall not be unreasonably withheld, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations or as required by the Rules and Regulations.

                (v) The Company will use its best efforts to maintain its registration under the Exchange Act in effect for a period of six (6) years from the Closing Date.

                (w) For a period of 13 months commencing on the Closing Date, except with the written consent of the Representative, the Company will not issue or sell, directly or indirectly, any shares of its capital stock, or sell or grant options, or warrants or rights to purchase any shares of its capital stock, except pursuant to (i) this Agreement, (ii) the Underwriters' Purchase Option, (iii) the exercise of warrants and options of the Company heretofore issued and described in the Prospectus, and (iv) the grant of options and the issuance of shares issued upon exercise of options issued or to be issued under the Company's stock option plan as described in the Prospectus ("Stock Option Plan"). Except as discussed in the Prospectus, prior to the Closing Date, the Company will not issue any options or warrants without the prior written consent of the Representative. The Company shall not, for a period of 13 months from the Closing Date offer or sell any securities pursuant to Regulation S or similar regulation.

                (x) The Company will not file any registration statement relating to the offer or sale of any of the Company's securities, including any registration statement on Form S-8, during the 13 months following the Closing Date without the Representative's prior written consent.

                (y) Subsequent to the dates as of which information is given in the Registration Statement and Prospectus and prior to the Closing Dates, except as disclosed in or contemplated by the Registration Statement and Prospectus, (i) the Company will not have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business; (ii) there shall not have been any change in the capital stock, funded debt (other than regular repayments of principal and interest on existing indebtedness) or other securities of the Company, any material adverse change in the condition (financial or other), business, operations, income, net worth or properties, including any material loss or damage to the properties of the Company (whether or not such loss is insured against), which could materially adversely affect the condition (financial or other), business, operations, income, net worth or properties of the Company; and (iii) the Company shall not pay or declare any dividend or other distribution on its Common Stock or its other securities or redeem or repurchase any of its Common Stock or other securities.

                (z) Except as disclosed in or contemplated by the Registration Statement and Prospectus, the Company, for a period of 12 months following the Closing Date, shall not redeem any of its securities, and shall not pay any dividends or make any other cash distribution in respect of its securities in excess of the amount of the Company's current or retained earnings derived after the Closing Date without obtaining the Representative's prior written consent, which consent shall not be unreasonably withheld. The Representative shall either approve or disapprove such contemplated redemption of securities or dividend payment or distribution within ten (10) business days from the date the Representative receives written notice of the Company's proposal with respect thereto; a failure of the Representative to respond within the ten (10) business day period shall be deemed approval of the transaction.

                (aa) In connection with the redemption of the Class A warrants, the Representative shall be entitled to a fee of a fee of 5% of the exercise price for each Class A or Class B Warrant exercised; provided, however, that the Representative will not be entitled to receive such compensation in warrant exercise transactions in which (i) the market price of Common Stock at the time of exercise is lower than the exercise price of the warrants; (ii) the warrants are held in any discretionary account; (iii) disclosure of compensation arrangements is not made, in addition to the disclosure provided in this Prospectus, in documents provided to holders of warrants at the time of exercise; (iv) the holder of the warrants has not confirmed in writing that the Representative solicited such exercise; or (v) the solicitation of exercise of the warrants was in violation of Regulation M promulgated under the Securities Act. The Company hereby covenants and agrees that it not employee, retain or hire any other person or broker dealer in connection with the redemption of the Class A warrants, without the prior written consent of the Representative. The covenants and agreements contained in this clause 4 (aa) shall survive termination of this Agreement.

                (bb) The Company maintains and will continue to maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        5.      Payment of Expenses.

                (a) The Company hereby agrees to pay on each of Closing Date and the Overallotment Closing Date (to the extent not paid at the Closing Date) all its expenses and fees (other than fees of Underwriters' counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company under this Agreement, including, without limitation:

(i) the fees and expenses of accountants and counsel for the Company; (ii) all costs and expenses incurred in connection with the preparation, duplication, mailing, printing and filing of the Registration Statement and the Prospectus and any amendments and supplements thereto and the printing, mailing and delivery of this Agreement, the Selected Dealer Agreements, Agreement Between Underwriters, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriters in quantities as hereinabove stated; (iii) the printing, engraving, issuance and delivery of the Securities and Underwriters' Option Units including any transfer or other taxes payable thereon; (iv) disbursements and fees of Underwriters' Counsel in connection with the qualification of the Securities under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum," the "Supplemental Blue Sky Memorandum" and "Legal Investments Survey," if any, which Underwriters' Counsel fees (exclusive of filing fees and disbursements) shall equal $25,000 and of which $15,000 has previously been paid; (v) advertising costs and expenses, including but not limited to costs and expenses in connection with one information meeting held in New York, New York, one tombstone advertisement, at least four bound volumes of the Offering documents for the Underwriters and its counsel and prospectus memorabilia; (vi) fees and expenses of the transfer agent; (vii) the fees payable to the NASD; and (viii) the fees and expenses incurred in connection with the listing of the Securities on the Nasdaq Stock Market. All fees and expenses payable to the Underwriters hereunder shall be payable at the Closing Date or Overallotment Closing Date, as applicable; provided, however, the Company shall pay such fees and costs in advance of the Closing Date if requested by the Underwriter. The Underwriters shall be responsible for all of its own costs of counsel.

                (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6, Section 10(a) or Section 11, the Company shall reimburse and indemnify the Underwriters for up to $150,000 out-of-pocket actual expenses reasonably incurred in connection with the transactions contemplated hereby including the fees and disbursements of counsel for the Underwriters of which the Underwriters acknowledge $75,000 has been paid prior to the date hereof.

                (c) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 5, it will pay to the Underwriters a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of the Firm Securities, $75,000 of which has been paid to date to the Underwriters. The Company will pay the remainder of the non-accountable expense allowance on the Closing Date by certified or bank cashier's check or, at the election of the Underwriter, by deduction from the proceeds of the offering contemplated herein. In the event the Underwriters elect to exercise the over-allotment option described in Section 2(b) hereof, the Company further agrees to pay to the Underwriters on the Overallotment Closing Date (by certified or bank cashier's check or, at the Underwriters' election, by deduction from the proceeds of the offering) a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of the Overallotment Securities.

        6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy in all material respects of the representations and warranties of the Company herein as of the Closing Date and each Overallotment Closing Date, if any, as if they had been made on and as of the Closing Date or each Overallotment Closing Date, as the case may be; the accuracy on and as of the Closing Date or Overallotment Closing Date, if any, of the statements of officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date and each Overallotment Closing Date, if any, of each of its material covenants and obligations hereunder and to the following further conditions:

                (a) The Registration Statement shall have be declared effective by the Commission not later than 5:30 P.M., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Underwriters, and, at Closing Date and each Overallotment Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated to the knowledge of the Company by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to Closing Date the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

                (b) The Underwriters shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representative's opinion, and the opinion of its counsel is material or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representative's reasonable opinion, or the opinion of its counsel is material, or omits to state a fact which, in the Representative's reasonable opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (c) The Company's registration statement pursuant to the Exchange Act on Form 8-A has been declared effective by the Commission.

                (d) At the Closing Date and the Overallotment Closing Date, the Representative shall have received the favorable opinion of Ellenoff, Grossman, Schole & Cyruli, LLP, special securities counsel to the Company, dated the Closing Date, or Overallotment Closing Date, as the case may be, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                        (i) The Company: (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own and operate its properties and to carry on its business as set forth in the Registration Statement and Prospectus; (B) the Company is duly licensed or qualified as a foreign corporation in all jurisdictions in which by reason of maintaining an office in such jurisdiction or by owning or leasing real property in such jurisdiction it is required to be so licensed or qualified except where failure to be so qualified or licensed would have no material adverse effect upon the Company; and (C) to the best of counsel's knowledge, the Company has not received any notice of proceedings relating to the revocation or modification of any such license or qualification which revocation or modification would have a material adverse effect upon the Company.

                        (ii) The Registration Statement, each Preliminary Prospectus that has been circulated and the Prospectus and any post-effective amendments or supplements thereto (other than the exhibits, financial statements, schedules and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and Regulations and the conditions for use of a registration statement on Form SB-2 have been satisfied by the Company.

                        (iii) To the best of such counsel's knowledge, except as described in the Prospectus, the Company does not own an interest of a character required to be disclosed in the Registration Statement in any corporation, partnership, joint venture, trust or other business entity;

                        (iv) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus as of the date indicated therein, under the caption "Capitalization". The Securities, Underwriters' Purchase Option and the Underwriters' Option Units conform or upon issuance will conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and, to the best knowledge of counsel, all shares of capital stock are fully paid and non-assessable; the holders thereof are not, except by reason of their own conduct or acts, subject to personal liability by reason of being such holders, and none of such securities were issued in violation of the preemptive rights of any holder of any security of the Company. The Securities to be sold by the Company hereunder, the Underwriters' Purchase Option to be sold by the Company under the Underwriters' Purchase Option Agreement and Underwriters' Option Units have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and conform or upon issuance will conform to the description thereof contained in the Prospectus; are not subject to any preemptive or other similar rights of any stockholder of the Company; that, to such counsel's knowledge, the holders of the Securities and Underwriters' Option Units shall not be personally liable for the payment of the Company's debts solely by reason of being such holders except as they may be liable by reason of their own conduct or acts; and that the certificates representing the Units,

Underwriters' Purchase Option and Underwriters' Option Units are in due and proper legal form. Upon delivery of the Units to the Underwriters against payment therefor as provided for in this Agreement, the Underwriters (assuming they are bona fide purchasers within the meaning of the Uniform Commercial Code) will acquire good title to the Units, free and clear of all liens, encumbrances, equities, security interests and claims.

                        (v) Each of the Registration Statement and the Form 8-A has been declared effective under the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and to the best of such counsel's knowledge, no proceedings for that purpose have been instituted or are pending or threatened or contemplated under the Act;

                        (vi) To the best of such counsel's knowledge, (A) there are no material contracts or other documents required to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement and the Prospectus and filed as exhibits thereto, and (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto regarding such material contracts or other documents to which the Company is a party or by which it is bound, are accurate in all material respects and fairly represent the information required to be shown by Form SB-2 and the Rules and Regulations;

                        (vii) This Agreement, the Underwriters' Purchase Option Agreement, the Warrant Agreement between the Company, the Warrant Agent and Representative and the Financial Consulting Agreement have each been duly and validly authorized, executed and delivered by the Company, and assuming that each is a valid and binding agreement of the Underwriter, as the case may be, constitutes a legally valid and binding agreement of the Company, enforceable as against the Company in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law or pursuant to public policy).

                        (viii) Neither the execution or delivery by the Company of this Agreement, the Underwriters' Purchase Option Agreement, the Warrant Agreement or the Financial Consulting Agreement, nor its performance hereunder or thereunder, nor its consummation of the transactions contemplated herein or therein, nor the issuance of the Securities pursuant to this Agreement, conflicts with or will conflict with or results or will result in any material breach or violation of any of the terms or provisions of, or constitutes or will constitute a material default under, or result in the creation imposition of any material lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company except to the extent such event will not have a material adverse effect upon the Company pursuant to the terms of, (A) the Certificate of Incorporation or By-Laws of the

Company, (B) to the best knowledge of such counsel, any indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument that is material to the Company to which the Company is a party or by which it is bound or to which its properties or assets (tangible or intangible) are subject, or any indebtedness, or (C) to the best knowledge of such counsel, and except to the extent it would not have a material adverse effect on the Company, any statute, judgment, decree, order, rule or regulation applicable to the Company or any arbitrator, court, regulatory body or administrative agency or other governmental agency or body, having jurisdiction over the Company or any of its respective activities or properties.

                        (ix) No consent, approval, authorization or order, and no filing with, any court, regulatory body, government agency or other body (other than such as may be required under state securities laws, as to which no opinion need be rendered) is required in connection with the issuance by the Company of the Securities pursuant to the Prospectus and the Registration Statement, the performance of this Agreement, the Underwriters' Option Agreement for Units and the Financial Consulting Agreement by the Company, and the taking of any action by the Company contemplated hereby or thereby, which has not been obtained;

                        (x) Except as described in the Prospectus, to the best knowledge of such counsel, the Company is not in breach of, or in default under, any material term or provision of any indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders' agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets (tangible or intangible) of the Company is subject or affected; and, to the best knowledge of counsel, the Company is not in violation of any material term or provision of its Certificate of Incorporation or By-Laws or in violation of any material franchise, license, permit, judgment, decree, order, statute, rule or regulation material to the Company business;

                        (xi) The statements in the Prospectus under the captions "DESCRIPTION OF BUSINESS" "MANAGEMENT," "PRINCIPAL STOCKHOLDERS," "CERTAIN TRANSACTIONS," "DESCRIPTION OF CAPITAL STOCK," and "SHARES ELIGIBLE FOR FUTURE SALE" and "RISK FACTORS" have been reviewed by such counsel, and only insofar as they refer to statements of law, descriptions of statutes, rules or regulations or legal conclusions, are correct in all material respects;

                        (xii) To the best of such counsel's knowledge, except as described in the Prospectus, no person, corporation, trust, partnership, association or other entity holding securities of the Company has the contractual right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement;

                        (xiii) the Securities are eligible for listing on the Nasdaq SmallCap Stock Market.

        In addition, such counsel shall state that such counsel has participated in meetings and teleconferences with officers and other Underwriters of the Company, Underwriters of the independent public accountants for the Company and Underwriters of the Underwriters at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus and made no independent check or verification thereof, on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective or the Prospectus as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus or with respect to statements or omissions made therein in reliance upon information furnished in writing to the Company on behalf of any Underwriters expressly for use in the Registration Statement or the Prospectus).

        In rendering such opinion, such counsel may rely, (A) as to matters involving the application of laws other than the laws of the United States, the corporate laws of Delaware and New York to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws of such other jurisdictions, (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company; provided, that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested, and (c) upon the opinion of ____________, as patent counsel to the Company, for the opinions set forth on Exhibit A annexed hereto. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, the Underwriters and they are justified in relying thereon.

                (e) At each Overallotment Closing Date, if any, the Underwriters shall have received the favorable opinion of counsel to the Company, each dated the Overallotment Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel confirming as of the Overallotment Closing Date the statements made by such firm, in their opinion, delivered on the Closing Date.

                (f) On or prior to each of the Closing Date and the Overallotment Closing Date, Underwriters' Counsel shall have been furnished such documents, certificates and other legal opinions (including, without limitation, legal opinions related to patent, trademark or Food and Drug matters) as they may reasonably require and request for the purpose of enabling them to review or pass upon the matters referred to in subsection (d) of this Section 6, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

                (g) Prior to the Closing Date and each Overallotment Closing Date, if any: (i) there shall have been no material adverse change nor development involving a prospective change in the condition, financial or otherwise, prospects or the business activities of the Company, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company, from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is materially adverse to the Company; (iii) the Company shall not be in material default under any provision of any instrument relating to any outstanding indebtedness for money borrowed, except as described in the Prospectus; (iv) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (v) no action, suit or proceeding, at law or in equity, shall have been pending or to its knowledge threatened against the Company, or affecting any of its properties or businesses before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement and Prospectus; and (vi) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

                (h) At the Closing Date and each Overallotment Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Overallotment Closing Date, as the case may be, to the effect that:

                        (i) The representations and warranties of the Company in this Agreement are, in all material respects, true and correct, as if made on and as of the Closing Date or the Overallotment Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Overallotment Closing Date, as the case may be;

                        (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge, are contemplated or threatened under the Act;

                        (iii) The Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and neither the Preliminary Prospectus nor any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading except to the extent any such material fact may be corrected in the Final Prospectus; and

                        (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and except as otherwise contemplated therein: (A) the Company has not incurred up to and including the Closing Date or the Overallotment Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (B) the Company has not paid or declared any dividends or other distributions on its capital stock; (C) the Company has not entered into any material transactions not in the ordinary course of business; (D) there has not been any change in the capital stock or any increase in long-term debt or any increase in the short-term borrowings (other than any increase in the short-term borrowings in the ordinary course of business) of the Company; (E) the Company has not sustained any material loss or damage to its property or assets, whether or not insured; (F) there is no litigation which is pending or, to the Company's knowledge, threatened against the Company which is required to be set forth in an amended or supplemented Prospectus which has not been set forth;

                        (v) Neither the Company nor any of its officers or affiliates shall have taken, and the Company, its officers and affiliates will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in the stabilization or manipulation of the price of the Company's securities to facilitate the sale or resale of the Units.

        References to the Registration Statement and the Prospectus in this subsection (h) are to such documents as amended and supplemented at the date of such certificate.

                (i) By the Closing Date, the Underwriters shall have received clearance from NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

                (j) At the time this Agreement is executed, the Underwriters shall have received a letter, dated such date, addressed to the Underwriters in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to the Underwriters, from Grant Thornton, LP.

                        (i) confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

                        (ii) stating that it is their opinion that the combined financial statements and supporting schedules of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and

Regulations thereunder and that the Underwriters may rely upon the opinion of Grant Thornton, LP, with respect to the financial statements and supporting schedules included in the Registration Statement;

                        (iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim combined financial statements of the Company (with an indication of the date of the latest available unaudited interim combined financial statements), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the boards of directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that would lead them to believe that (A) the unaudited combined financial statements and supporting schedules of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited combined financial statements of the Company included in the Registration Statement, or (B) at a specified date not more than five (5) days prior to the Effective Date of the Registration Statement, there has been any change in the capital stock or long-term debt of the Company, or any decrease in the stockholders' equity or net current assets or net assets of the Company as compared with amounts shown in the financial statements included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (C) during the period from December 31, 2001, to a specified date not more than five (5) days prior to the Effective Date of the Registration Statement, there was any decrease in net revenues, net earnings or increase in net earnings per common share of the Company, in each case as compared with the corresponding period beginning January 1, 2000 other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

                        (iv) setting forth, at a date not later than five (5) days prior to the Effective Date of the Registration Statement, the amount of liabilities of the Company (including a breakdown of commercial paper and notes payable to banks);

                        (v) stating that they have compared specific dollar amounts, numbers of Securities, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement; and

                        (vi) stating that they have not during the immediately preceding five (5) year period brought to the attention of the Company's management any "weakness", as defined in Statement of Auditing Standard No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in the Company's internal controls;

                        (vii) stating that they have in addition carried out certain specified procedures, not constituting an audit, with respect to certain pro forma financial information which is included in the Registration Statement and the Prospectus and that nothing has come to their attention as a result of such procedures that caused them to believe such unaudited pro forma financial information does not comply in form in all material respects with the applicable accounting requirements of Rule ll-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of that information; and

                        (viii) statements as to such other matters incident to the transaction contemplated hereby as the Underwriters may reasonably request.

                (k) At the Closing Date and each Overallotment Closing Date, the Underwriters shall have received from Grant Thornton, LP, a letter, dated as of the Closing Date, or Overallotment Closing Date, as the case may be, to the effect that they reaffirm that statements made in the letter furnished pursuant to Subsection (i) of this Section, except that the specified date referred to shall be a date not more than five days prior to Closing Date and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause
(iii) of subsection (i) of this Section with respect to certain amounts, percentages and financial information as specified by the Underwriters and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iii).

                (l) On each of Closing Date and Overallotment Closing Date, if any, there shall have been duly tendered to the Underwriters for their accounts the appropriate number of Securities against payment therefore.

                (m) No order suspending the sale of the Securities in any jurisdiction designated by the Underwriters pursuant to subsection (e) of
Section 4 hereof shall have been issued on either the Closing Date or the Overallotment Closing Date, if any, and no proceedings for that purpose shall have been instituted or to its knowledge or that of the Company shall be contemplated.

        If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Overallotment Closing Date, as the case may be, is not so fulfilled, the Underwriters may terminate this Agreement or, if the Underwriters so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

        7.      Indemnification

                (a) The Company agrees to indemnify and hold harmless each of the Underwriters, including specifically each person who controls the Underwriters ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, claims, damages, reasonable expenses or liabilities, joint or several (and actions in respect thereof), whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriters or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained
(i) in any Preliminary Prospectus (except that the indemnification contained in this paragraph with respect to any preliminary prospectus shall not inure to the benefit of the Underwriters or to the benefit of any person controlling the Underwriters on account of any loss, claim, damage, liability or expense arising from the sale of the Firm Securities by the Underwriters to any person if a copy of the Prospectus, as amended or supplemented, shall not have been delivered or sent to such person within the time required by the Act, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, as amended and supplemented, and such correction would have eliminated the loss, claim, damage, liability or expense), the Registration Statement or the Prospectus (as from time to time amended and supplemented);
(ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included Securities of the Company issued or issuable upon exercise of the Underwriters' Unit Purchase Option; or (iii) in any application or other document or written communication (in this Section 7 collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq Stock Market, Inc. or any other securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless in any case above such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriters by or on behalf of such Underwriter, through its Counsel, directly or through the Representative, expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, in any post-effective amendment, new registration statement or prospectus or in any application, as the case may be.

        The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company may have at common law or otherwise.

                (b) The Underwriters, severally but not jointly, hereby indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration

Statement, its agents and each other person, if any, who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto in any post-effective amendment, new registration statement or prospectus, or in any application made in reliance upon, and in conformity with, written information furnished to the Company with respect to the Underwriters by such Underwriters expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any post-effective amendment, new registration statement or prospectus, or in any such application, directly related to the transactions effected by the Underwriters in connection with this Offering; provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto, in any post-effective amendment, new registration statement or prospectus or in any such application, provided, further, that the liability of each Underwriters to the Company shall be limited to the product of the Underwriters' discount or commission for the Units multiplied by the number of Units sold by the Underwriters hereunder. The Company acknowledges that the statements with respect to the public offering of the Firm Securities set forth under the heading "Underwriting" and the stabilization legend and the last paragraph of the cover page in the Prospectus have been furnished by the Underwriters expressly for use therein and any information furnished by or on behalf of the Underwriters filed in any jurisdiction in order to qualify the Securities under State Securities laws or filed with the Commission, the NASD or any securities exchange constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus and the Underwriters hereby confirm that such statements and information are true and correct in all material respects on the date hereof and do not omit a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall be so on each Closing Date and Overallotment Closing Date.

                (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, the indemnifying party may assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnifying party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided however, that such consent was not unreasonably withheld.

                (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company is the contributing party and the Underwriters are the indemnified party the relative benefits received by the Company on the one hand, and the Underwriter, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) bear to the total underwriting discounts and commissions received by the Underwriters hereunder, in each case as set forth in the table on the Cover Page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subdivision (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriters shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriters has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

        8. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and the Overallotment Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the indemnity agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters, the Company, or any controlling person, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the Underwriters.

        9.      Effective Date

                This Agreement shall become effective ________, 2002, at _____ a.m., New York City time, on the next full business day following the date hereof, or at such earlier time which shall be concurrent with the Registration Statement becoming effective as the Underwriters, in their discretion, shall release the Securities for the sale to the public, provided, however that the provisions of Sections 5, 7 and 10 of this Agreement shall at all times be effective. For purposes of this Section 9, the Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representative of telegrams to securities dealers releasing such Securities for offering or the release by the Representative for publication of the first newspaper advertisement which is subsequently published relating to the Securities.

        10.     Termination

                (a) The Representative shall have the right to terminate this Agreement: (i) if any calamitous domestic or international event or act or occurrence has materially disrupted, or in the Underwriters' opinion will in the immediate future materially disrupt general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, the American Stock Exchange, or in the over-the-counter market shall have been suspended or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a war or major hostilities; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if a moratorium in foreign exchange trading has been declared; or if the Company shall have sustained a material loss, whether or not insured, by reason of fire, flood, accident or other calamity; or (vii) if there shall have been such material adverse change in the conditions or prospects of the Company, involving a change not contemplated by the Registration Statement, or (viii) if there shall have been such material adverse general market conditions as in the Underwriters' reasonable judgment would make it inadvisable to proceed with the Offering, sale or delivery of the Securities.

                (b) Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 9 and 10 hereof), and whether or not this Agreement is otherwise carried out, the provisions of
Section 5(b) shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

                (c) Substitution of Underwriters. If any Underwriter or Underwriters shall default in its or their obligations to purchase Units hereunder and the aggregate numbers of Units which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares underwritten, the other Underwriter shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Units which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of Units with respect to which such default or defaults occur is more than ten percent (10%) of the total number of Units underwritten and arrangements satisfactory to the Underwriters and the Company for the purchase of such Units by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

                If the remaining Underwriter or substituted Underwriters are required hereby or agree to take up all or part of the Units of a defaulting Underwriter or Underwriters as provided in this Section 10, (i) the Company shall have the right to postpone the Closing Dates for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the

Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective number of Units to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriters of its liability to the Company or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of any non-defaulting Underwriters or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 7.

        11. Default by the Company. If the Company shall fail at the Closing Date or any Overallotment Closing Date, as applicable, to sell and deliver the number of Securities which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Overallotment Securities to be purchased on an Overallotment Closing Date, the Underwriters may at the Underwriters' option, by notice from the Underwriters to the Company, terminate the Underwriters' obligations to purchase Securities from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 5 and Section 7 hereof. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

        12. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at Roan/Meyers Associates, L.P., 17 State Street, 19th Floor, New York, New York 10004, Attention: Bruce Meyers, with a copy to Goldstein & DiGioia, LLP, 369 Lexington Avenue, New York, New York 10017, Attention: Brian
C. Daughney, Esq. Notices to the Company shall be directed to the Company at 185 South Orange Avenue, Administration Building 4, Newark, New Jersey 07103,
Attention: Dr. Frank O'Donnell, with a copy to Ellenoff, Grossman, Schole & Cyruli, LLP, 370 Lexington Avenue, New York, New York 10017, Attention: Douglas
S. Ellenoff, Esq.

        13. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the several Underwriters, the Company and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal representatives and assigns, and their respective heirs and legal representatives and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from any Underwriters shall be deemed to be a successor by reason merely of such purchase.

        14.     Governing Law/Construction/Jurisdiction

                (a) This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

                (b) The Company (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (b) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or procedure. Each of the Company and the Underwriters further agree to accept and acknowledge service of any and all process which may be served in any suit, action or proceeding in the New York State Supreme Court for the Southern District of New York, and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the company in any such suit, action or proceeding. In the event of litigation between the parties arising hereunder, the prevailing party shall be entitled to costs and reasonable attorney's fees.

        15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

        16. Waiver. The waiver by either party of the breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach.

        17. Assignment. Except as otherwise provided within this Agreement, neither party hereto may transfer or assign this Agreement without prior written consent of the other party.

        18. Titles and Captions. All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

        19. Pronouns and Plurals. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

        20. Entire Agreement. This Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

        If the foregoing correctly sets forth our understanding, please so indicate in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement among us.


                                    Very truly yours,

                                    BIODELIVERY SCIENCES INTERNATIONAL, INC.


                                    By:
                                       ----------------------------------
                                       Name: Dr. Francis E. O'Donnell
                                       Title: Chief Executive Officer

Confirmed and accepted as of the date first above written

ROAN-MEYERS ASSOCIATES, L.P., as Representative
By:     Meyers Janssen Securities Group
        General Partner


By:
   -----------------------------
        Name: Bruce Meyers
        Title: President

                                   SCHEDULE I

                                  Underwriters




Roan/Meyers Associates, L.P.

                                   SCHEDULE II

                                  Warrant Agent



American Stock Transfer and Trust Company

                                    EXHIBIT A

                             Patent Counsel Opinion


                  [Form of Opinion of Issuer's Patent Counsel]

[Date]
Roan Meyers Associates LP
As representative of the several
 Underwriters named in Schedule A
c/o 17 State Street
New York, New York 10004

            Re:    BioDelivery Sciences Incorporated

Gentlemen:

        We have acted as patent counsel for BioDelivery Sciences, Inc., a Delaware corporation (the "Company"), in connection with the sale by the Company and purchase of [2,000,000] units, of the Company (the "Units") by the several Underwriters listed in Schedule A to the Underwriting Agreement, dated ____________, among the Company and Roan Meyers Associates LP, as representative of the several Underwriters named therein (the "Underwriting Agreement"). The opinion is being furnished pursuant to Section ____ of the Underwriting Agreement. All defined terms not defined herein shall have the meanings ascribed to them in the Underwriting Agreement.

        Specifically, we have represented the Company with respect to patents and patent applications as set forth in Registration Statement. All opinions expressed herein are based solely on the present actual knowledge of the persons in this firm who have devoted substantive attention to the representation of the Company.

        It should be recognized that opinions of patent counsel of the type referred to below rely on determinations of factual issues and determinations of complex issues of law and technology in an area where many issues have yet to be resolved. By statute, inventions are patentable in the United States unless patentability is precluded by facts or circumstances such as the prior work and prior publications of others, among other things. Hence, opinions regarding the issues of novelty and nonobviousness underlying patentability require literature searches and other investigations of the state of the relevant art and involve subjective judgments as to whether, in view of the level of skill possessed by those working in the art, the invention claimed in the patent would have been obvious to one having ordinary skill in that art at the time of the invention. We have undertaken no such searches or analyses for the specific purpose of rendering the following opinions.

        We are of the opinion that:

        1. To the best of our knowledge, the statements in the Registration Statement and the Prospectus under the captions "Risk Factors __________________ and "Business-Licenses, Patents and Proprietary Information" (collectively, the "Intellectual Property Sections") are accurate and fair summaries of the legal matters referred to therein.

        2. The Company owns all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them.

        3. To the best of our knowledge, there are no pending or threatened actions, suits or proceedings against or affecting any patents, patent licenses, trademarks, service marks, trade names, copyrights, mask works, technology, know-how or other proprietary intellectual property rights ("Intellectual Property") owned or used by the Company or necessary to conduct the business now or proposed to be conducted by it as described in the Prospectus, to which the Company is a party or to which any of the properties of the Company is subject, except as disclosed in the Registration Statement and Prospectus.

        4. To the best of our knowledge, the Company has not received any notice of infringement or alleged infringement of the Company or conflict with asserted rights of others with respect to any Intellectual Property, except as disclosed in the Registration Statement.

        5. To the best of our knowledge, the pending patent applications referred to in the Prospectus have been duly and properly filed with the U.S. Patent and Trademark Office.

        6. Nothing has come to our attention that causes us to believe that the Intellectual Property Sections in the (a) Registration Statement or any amendment thereof, at the time the Registration became effective, contained any untrue statement of material fact or omitted to state any material fact required to be stated therein to make the statements therein not misleading, or (b) the Prospectus, as amended or supplemented as of its date and as of the date hereof, included any untrue statement of material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        With respect to patents and patent applications discussed in the Registration Statement and filed and prosecuted by our firm, we have relied on information provided to us by or on behalf of the named inventors concerning matters such as their knowledge of prior art, the disclosure required to enable others to make and use the respective inventions, and the best mode contemplated by the named inventors for carrying out their respective inventions. We have endeavored to notify the named inventors of their duty of candor toward the U.S. Patent and Trademark Office, but we have not made, nor are we in a position to make, an independent investigation of such technical information provided to us by the inventors. In only a few instances was a preliminary patentability search performed at or around the time the invention was first disclosed to this firm, and those cases where such a search was performed, it was only a limited search. We make no representations as to the completeness of these searches. No further search for prior art references has been conducted at this time in connection with the rendering of the present opinion. Relevant prior art references may exist which could affect the patentability of the patents and patent applications described in the Registration Statement. There is no assurance that patents will ultimately be granted from these applications or that, if patents are granted, they will ultimately be upheld in litigation if challenged or that they will have commercially significant scope.

        The information provided in this letter is current as of the present date. We assume no obligation to provide you with information that may hereafter be brought to our attention, whether or not deemed material.

                                            Very truly yours,



                                            ----------------------------------